Mirae Asset Discovery Funds

Brazil Sector Leader Fund

China Sector Leader Fund

Supplement dated September 19, 2012 to the Prospectus and Statement of Additional Information, each dated August 28, 2012

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus and Statement of Additional Information of Mirae Asset Discovery Funds (the “Trust”), each dated August 28, 2012.  This Supplement relates only to the Brazil Sector Leader Fund and the China Sector Leader Fund (each a “Fund” and together the “Funds”).

On September 18, 2012, the Board of Trustees of the Trust approved a proposal to close the Funds to new and subsequent investments effective September 19, 2012 and to liquidate the Funds effective on or about October 24, 2012 (the “Liquidation Date”). As soon as practicable, all holdings in each Fund’s portfolio are being liquidated, and the proceeds will be invested in money market investments or held in cash. On or about the Liquidation Date, all of the assets of each Fund will be liquidated completely, each investor’s shares will be redeemed at the net asset value per share and each Fund will then be terminated.